Exhibit 32.2
Certification pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Pioneer Companies, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2006, as filed with Securities and Exchange Commission on the date hereof (the “Report”), I, Gary L. Pittman, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 8, 2006

/s/ Gary L. Pittman

Gary L. Pittman
Vice President, Chief Financial Officer and
Treasurer